UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
April 2, 2007

CHINACAST EDUCATION CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-50550	20-0178991
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)
660 Madison Avenue, 15th Floor,
New York, New York
(Address of Principal Executive Offices and zip code)
(212) 753-0804
(Registrant’s telephone
number, including area code)
Great Wall Acquisition Corporation
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.
     On April 2, 2007, ChinaCast Education Corporation (the “Company”) issued a press release containing certain financial results of its subsidiary ChinaCast Communication Holdings Ltd. for the fiscal year ended December 31, 2006. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	ChinaCast Education Corporation Press Release dated April 2, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINACAST EDUCATION CORPORATION
Date: April 2, 2007	By:	/s/ Ron Chan Tze Ngon
		Name:	Ron Chan Tze Ngon
		Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	ChinaCast Education Corporation Press Release dated April 2, 2007.